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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Prusuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:
                                April 29, 1996

                                  SALOMON INC
            (Exact name of registrant as specified in its charter)

       Delaware                      I-4346                   22-1660266
(State of Incorporation)      (Commission File No.)        (I.R.S. Employer
                                                          Identification No.)

     Seven World Trade Center, New York, New York               10048
       (Address of Principal Executive Offices)               (Zip Code)

                                (212) 783-7000
                         (Registrant's Telephone No.)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements

              NONE

         (b)  Pro Forma Financial Information

              NONE

         (c)  Exhibits

               4. Eighth Supplemental Indenture dated as of May 8, 1996 between
                  Salomon Inc and Citibank, N.A.

              25. Form T-1 Statement of Eligibility and Qualification of
                  Chemical Bank Under the Trust Indenture Act of 1939.

                                    Page 2

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                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Salomon Inc
                                                 (Registrant)

Date: May 16, 1996                      by: /s/ Richard Carbone
                                                  Controller

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                                 EXHIBIT INDEX

Exhibit 4.  - Eighth Supplemental Indenture dated as of May 8, 1996 between
              Salomon Inc and Citibank, N.A.

Exhibit 25. - Form T-1 Statement of Eligibility and Qualification of Chemical
              Bank Under the Trust Indenture Act of 1939.

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